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                                  EXHIBIT 23

                        Consent of Arthur Andersen LLP


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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated April 17, 1996 (except with respect to the matter discussed in Note 2, as to which the date is April 29, 1997), included in or incorporated by reference in this Form 10-K/A, into the Company's previously filed Registration Statements on Form S-8 (No. 33-00067, 33-40610, 33-41310, 33-57648, 33-81064, 333-15679, and 333-15677).

                                         /s/ ARTHUR ANDERSEN LLP

                                             ARTHUR ANDERSEN LLP

Chicago, Illinois
May 27, 1997

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